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                                                                  EXHIBIT 2.B(3)




                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors and Shareholders
A I M Distributors, Inc. and Planholders of AIM Summit Investors Plans I:

We consent to the use of our report on AIM Summit Investors Plans I dated February 11, 2000 included or incorporated herein by reference.


/s/ KPMG LLP

Houston, Texas
February 20, 2002